UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2019
LIBERTY PROPERTY TRUST
LIBERTY PROPERTY LIMITED PARTNERSHIP
(Exact Names of Registrants as Specified in Their Governing Documents)

Maryland		1-13130	23-7768996
Pennsylvania		1-13132	23-2766549

(State or Other Jurisdiction		(Commission	(I.R.S. Employer
of Incorporation or Organization)		File Number)	Identification Number)

650 East Swedesford Road, Ste 400
Wayne,	Pennsylvania		19087

(Address of Principal Executive Offices)			(Zip Code)
Registrants' Telephone Number, including Area Code (610) 648-1700

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.001 par value	LPT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events

Liberty Property Trust (“Trust”) and Liberty Property Limited Partnership (“Operating Partnership”), (collectively “Liberty”) are re-issuing their historical financial statements in connection with Financial Accounting Standards Board ASC 360-10-05, “Impairment or Disposal of Long-Lived Assets” (“ASC 360”).  During the nine months ended September 30, 2019, Liberty sold properties and in compliance with ASC 360 has reported revenue, expenses and net gains from the sale of these properties as discontinued operations for each period presented in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 (including the comparable periods of the prior year). In addition, Liberty concluded that the held for sale criteria in ASC 360 were met for certain other properties as of September 30, 2019 and reported the revenue and expenses from the operations of those properties as discontinued operations for each period presented in its September 30, 2019 Quarterly Report on Form 10-Q (including the comparable periods of the prior year). Under SEC requirements, a reclassification as discontinued operations in the manner required by ASC 360 is required for previously issued annual financial statements for each of the three years shown in Liberty’s last Annual Report on Form 10-K if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale. This reclassification has no effect on Liberty’s reported net income available to common shareholders or funds from operations.

Liberty is also updating its historical financial statements in connection with Financial Accounting Standards Board ASC 280-10-10, “Segment Reporting” (“ASC 280”).  During the nine months ended September 30, 2019, Liberty realigned its reportable segments and adjusted its calculation of segment-level net operating income.  As required by ASC 280, consolidated financial statements issued by Liberty in the future will reflect modifications to Liberty’s reportable segments resulting from the change described above, including reclassification of all comparative prior period segment information. Under SEC requirements, the same reclassification of comparative prior period segment information is required for previously issued annual financial statements for each of the years shown in Liberty’s last Annual Report on Form 10-K if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the change in reportable segments.  This reclassification has no effect on Liberty’s reported net income available to common shareholders or funds from operations.

This Current Report on Form 8-K updates Items 6, 7, 7A, 8 and 15 of Liberty’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “Form 10-K”), to reflect the results of operations of Liberty’s properties which have been sold or held for sale prior to September 30, 2019 as discontinued operations and to reflect the change in reportable segments.  The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1.  All other items of the Form 10-K remain unchanged.  No attempt has been made to update matters in the Form 10-K including projections of future activity except to the extent expressly provided above.

Item 9.01.              Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit Number	Exhibit Title

23.1*	Consent of Independent Registered Public Accounting Firm relating to the Trust

23.2*	Consent of Independent Registered Public Accounting Firm relating to the Operating Partnership

99.1*	Updated financial information for the years ended December 31, 2018, 2017, 2016.

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB*	XBRL Extension Labels Linkbase

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

____________
*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

By:	/s/ Christopher J. Papa
	Name:	Christopher J. Papa
	Title:	Executive Vice President
and Chief Financial Officer

LIBERTY PROPERTY LIMITED PARTNERSHIP

By:	Liberty Property Trust, its sole
General Partner

By:	/s/ Christopher J. Papa
	Name:	Christopher J. Papa
	Title:	Executive Vice President
and Chief Financial Officer

Dated: November 25, 2019